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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 24, 2006

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                     0-51153                    25-1828028
      -------------                     -------                    ----------
(State or other jurisdiction of       (Commission                (IRS Employer
incorporation or organization)         File Number)        Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.
           --------------------------------------------------------------------

     On October 24, 2006, David L. Wohleber was appointed to the Board of Directors of FedFirst Financial Corporation to serve in the class of directors with terms expiring in 2007. Mr. Wohleber will serve on the Audit, Compensation and Nominating/Corporate Governance Committees of the Board. The press release announcing the appointment of Mr. Wohleber to the Board of Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
           ------------------------------------------------------------

     On October 24, 2006, the Board of Directors of FedFirst Financial Corporation amended Article III, Section 2 of the corporation's bylaws to increase the number of directors from six to seven. The text of the revised bylaw is filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

      (d)  Exhibits

           Number            Description
           ------            -----------

           3.1 Article III, Section 2 of the bylaws of FedFirst Financial Corporation, as amended

           99.1              Press Release dated October 26, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FEDFIRST FINANCIAL CORPORATION




Date: October 27, 2006                   By: /s/ John G. Robinson
                                             -----------------------------
                                             John G. Robinson
                                             President, Chief Executive Officer
                                               and Director